Exhibit 99.3

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[LOGO]

Inland Real Estate Corporation

May 2004

Forward Looking Statement

Disclosure

•                  This document may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future,and are typically identified by such words as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “may”, “will”, “should” and “could.” There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s filing on Form 10-K for the year ended December 31, 2003. Please see Appendix for a discussion and reconciliation of the uses of “non-GAAP” financial measures.

[GRAPHIC]

Company Overview

Description

•                  Inland Real Estate Corporation (“Inland” or “IRC”) is a self-administered REIT based in the Chicago suburbs that owns, acquires and manages 138 neighborhood and community retail centers.

Focus

•                  Largest Mid-West focused shopping center REIT, with centers primarily located within a 400-mile radius of Chicago.

NYSE Listing

•                  June 9, 2004 is the date of listing on the NYSE

Financial Snapshot

SUMMARY STATISTICS (MMs except per share data)

			Y-o-Y Growth
2002 FFO / Share	$1.04			Shares Outstanding	66.1
2003 FFO / Share	$1.16		11.5%	Debt	$744
2004E FFO / Share	$1.25		7.8%	Equity Capitalization	$926	(1)
Dividend / Share	$0.94			Total Capitalization	$1,669
Dividend Yield	6.7	% (1)		Debt / Total Capitalization	45%

(1) Assumed midpoint of peer comparables (FRT, PNP, KIM, DDR, REG, WRI, NXL, EQY, HTG) as of May 19, 2004 - 11.2x 2004 FFO multiple. Peer comparables are subject to fluctuation, are based on currently available information, and are not indicative of the value of the Company or its common stock. There can be no guarantees or assurances that peer comparables accurately reflect the numerous risks and uncertainties of an investment in the Company or its common stock. Peer comparables are provided for illustrative purposes only and should not be relied upon in determining whether to make an investment in the Company or its common stock.

Inland is a Market Leading Operator with Over 35 years Experience in the Strip Center Business

•                  Since its inception in 1967, the Inland Group has invested approximately $8.0 billion in real estate on behalf of more than 100,000 investors

•                  In 1969, the Inland Group acquired its 1st income property

•                  In 1994, IRC was formed to focus exclusively on retail real estate opportunities in the Mid-West

•                  December 1998, IRC closed its best-efforts offering

•                  In 2000, IRC became a self-advised REIT through the acquisition of its advisor

•                  June 9, 2004 is the date of listing on the NYSE

[CHART]

IRC Focuses on Acquiring Properties within a 400 Mile Radius of Chicago

[GRAPHIC]

Note: Undepreciated assets as of 3/31/04.

Inland Drives Investor Returns Through it Core Strengths:

•                  Only shopping center REIT focused exclusively on operating within the attractive Mid West / Chicagoland markets

•                  Proven track record with consistent bottom line growth

•                  Visible growth potential through acquisitions and core portfolio releasing

•                  Flexible capital structure provides for growth potential

•                  Safe, attractive dividend

•                  Seasoned management team with extensive real estate experience

Inland – The Midwest Market Place for Retail Space

[GRAPHIC]

FOCUSED INVESTMENT STRATEGY AND PORTFOLIO

Focused Investment Strategy and Portfolio

Established Gatekeeper to the Chicagoland retail market …

[GRAPHIC]

•                  Positioned in high-traffic areas with significant barriers to entry

•                  #1 shopping center landlord with 7.9% share of retail square footage (1)

•                  90 properties in Chicago totaling 7.2 million sq. ft.

•                  Coveted “In-Fill” locations

•                  Market leadership provides efficiencies in:

•                  Leasing

•                  Acquisitions

•                  Operations

	No. Properties	Total GLA (MMs)	% of Portfolio	Occupancy
Chicago MSA	90	7.2	61.2%	94.0%
Minneapolis MSA	21	2.2	18.6%	96.3%
Other	27	2.4	20.2%	96.3%
	138	11.8	100.0%	94.9%

Source: Company filings.

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

… Which is the Premier Mid-West Economy

•                  Chicago remains a center of transportation and distribution for the Mid-West

•                  Second largest retail market in the country (1)

•                  Chicago has a relatively well educated young population that commands income nearly 20% above the national average

•                  Due in part to its dense population, high income levels and diverse economy, the Chicago retail market has been remarkably steady through business cycles

“Chicago’s large and diverse economy and high median incomes have underpinned the market’s resiliency …”

Property and Portfolio Research
(March 2004)

“Demand for top-tier [retail] locations is strong. Metro area effective buying income is high, second only to New York City…”

Rosen Consulting Group
(March 2004)

“… Chicago’s vast distribution and transportation infrastructure will grow to accommodate the growing national economy...”

Economy.com
(March 2004)

“National retail chains continue to squeeze out local retail shops, driving rents higher. After a 5.5% increase in 2002, gross rents jumped another 6.0% to $20.02 per square foot in 2003.”

Rosen Consulting Group

(March 2004)

“Chicago is my kind of town…”

Frank Sinatra
(April 1966)

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

Superior Demographics …

AVERAGE THREE MILE POPULATION DENSITY (1)

[CHART]

AVERAGE THREE MILE HOUSEHOLD INCOME (1)

[CHART]

Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics.

(1) Data refers to 3-mile radiuses around each of the respective companies’ properties.

…Produce ‘Top Three’ Aggregate Income Among the Peer Group

•                  In addition to ‘in-fill’ locations with strong demographics, Inland’s portfolio is new and attractive relative to average shopping centers in Chicago

•                  Competitively insulated from new development ‘across the street’

•                  Provides for lower than average capital expenditures

AVERAGE 3-MILE AGGREGATE INCOME (BILLIONS) (1)

[CHART]

2004 FFO Multiples (2)

FRT		REG		Inland	WRI		KIM		PNP		EQY		DDR		HTG		NXL
12.7	x	11.5	x	—	11.3	x	11.8	x	12.2	x	10.4	x	10.6	x	9.3	x	10.8	x

(1) Source: Peer Group data from UBS Real Estate Research; Inland data from Easi Analytics. Data refers to 3-mile radiuses around each of the respective companies’ properties.

(2) These estimated multiples are based on closing share prices as of May 19, 2004 divided by 2004 FFO estimates provided by First Call as of May 19, 2004. Peer comparables are subject to fluctuation, are based on currently available information, and are not indicative of the value of the Company or its common stock. There can be no guarantees or assurances that peer comparables accurately reflect the numerous risks and uncertainties of an investment in the Company or its common stock. Peer comparables are provided for illustrative purposes only and should not be relied upon in determining whether to make an investment in the Company or its common stock.

High Quality Diversified Tenant Base…

•                  Inland’s portfolio is leased to 70% national retail tenants

•                  No single tenant comprises more than 6.5% of annual rental revenue

NATIONAL AND LOCAL RETAILERS – PERCENTAGE OF BASE RENT

[CHART]

[LOGOS]

Source: Company filings.

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company. Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

… with grocery store sales that outperform national averages …

•      Key grocery-anchor tenants hold #1 or #2 market share positions in their respective markets

	Market Share	No. Inland	Inland Average Sales (2)
	Position (1)	Stores	Per Store		Per SF

[LOGO]	# 2 in Chicago	11	$20	MM	$302

[LOGO]	# 1 in Minneapolis	11	$35	MM	$568

[LOGO]	# 1 in Chicago	8	$33	MM	$530

[LOGO]	# 2 in Minneapolis	5	N/A	(3)	N/A	(3)

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

(1)   Based on 2003 Market Scope, TradeDimensions.

(2)   Based on companies’ financial reports and Inland estimates.

(3)   Roundy’s acquired Rainbow Foods stores in June 2003.  Operating results are not yet reported.

… leading to stability of Inland’s underlying cash flows

•      Our top ten tenants account for only 25% of total base rents; approximately 70% of those rents are from investment grade tenants

•      No more than 11% of annual base rent rolls in any of the next 5 years

LEASE ROLLOVER AS A % OF CONTRACTUAL RENT (1)

[CHART]

Tenant	Credit Rating (2)	Enterprise Value (MMs) (2)	% Annual Base Rent (1)	Parent (2)
Dominick’s Finer Foods	Baa2 / BBB	$17,842	6.5%	Safeway (SWY)
Cub Foods	Baa3 / BBB	$5,771	4.0%	Supervalu (SVU)
Jewel Food Stores	Baa2 / BBB	$13,632	3.5%	Albertson’s (ABS)
Roundy’s Food Stores	NR / NR	Private	1.8%	Willis Stein
TJ Maxx	A3 / A	$12,717	1.2%	TJX Companies (TJX)
Petsmart	Ba2 / BB-	$3,869	1.7%	Petsmart (PETM)
Carmax	NR / NR	$2,731	2.9%	Carmax (KMX)
Marshall’s	A3 / A	$12,717	1.3%	TJX Companies (TJX)
Michaels	Ba1 / BB+	$3,260	1.3%	Michaels Stores (MIK)
Kohl’s	A3 / A-	$15,156	1.0%	Kohl’s Corp. (KSS)

(1)   Source: Company filings.

(2)   Source: Bloomberg and FactSet.

Inland Represents “The Midwest Marketplace for Retail Space”

[LOGO]	[LOGO]	[LOGO]

• Enhancing store footprint in the Chicago region	• Washington Mutual Bank entered the Chicago region in 2002	• Expanding Chicago presence to strategically out-position their competition

• Three new leases signed within 16 months with a fourth under discussion	• Eight new leases signed with Inland	• Five new leases pending

• Completed transactions represent 104,593 square feet and $1.0 million in annual base rent	• Completed transactions represent 33,712 square feet and $600,000 in annual base rent	• Pending transactions represent 93,148 square feet and $1.2 million in annual base rent (1)

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

(1)   Transactions have not been completed.

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

[GRAPHIC]

PROVEN OPERATING TRACK RECORD

Proven Operating Track Record

Our Performance is Driven By Tenant Focused Operations

[GRAPHIC]

The Cash Register Rings on Site

Inland’s Mantra “The Cash Register Rings on Site” Serves as a Constant Reminder that Tenants are Our Most Valuable Assets and We Strive to Position Them for Success

RENT

•      To necessity based retailers

•      New lease signed every three days

•      Multiple deals offered to single tenants

•      In-house leasing specialists focused on national and local tenants

RENEW

•      Develop, face-to-face, long-term relationships with tenants

•      Q1 ‘04 tenant retention rate of 81.0%, 3-yr average of 71%

•      In-house tenant relations committee to discuss portfolio

•      Personal contact from one manager

COLLECT

•      From a credit worthy tenant base

•      2003 bad debt expense - 1.4% of rental income

MAINTAIN

•      A high quality portfolio with “in-fill” locations

•      Bulk purchasing of materials and services reduces costs

•      Maintenance call center integrated with satisfaction standard

…Resulting in Strong Margins, the Lowest Expenses Among Our Peers …

•      Property level administrative tasks are centrally and systematically managed

•      Creates time for property managers to have consistent and active dialog with tenants, which provides for increased market knowledge and agility in responding to changes in tenant conditions

•      Effective outsourcing of non-critical functions reduces costs and increases operating efficiencies

G&A AS A PERCENTAGE OF REVENUE - 2003

[CHART]

Source: Peer Group data from SNL DataSource; Inland data from 10-K.

Consistent Delivery of Attractive Growth …

•      6.3% FFO per share growth exceeds peer average of 5.0% since 1999

•      Reduced FFO payout from 110% to 81% while growing overall dividend by 20%

•      Inland has raised its dividend eleven times in the past ten years

GROWTH SINCE 1995

[CHART]

Source: Company filings.

High-quality Core Portfolio Continues to Generate Strong Results in Q1 ‘04

•      FFO of $0.31 per share

•      Occupancy 94.9% at quarter-end.  Inland has maintained at least 93.7% occupancy over the last 3 years

•      Increases on lease rollovers were 6.0% in 2003 and approximately 7% in Q1 2004

•      Same center NOI growth of 8.0% (quarter over quarter)

•      During Q1, 2004, acquired two centers with a total of 195,297 square feet for $30 million(1)

LTM FFO GROWTH RATE (2)

[CHART]

(1) Actual acquisitions were approximately $22 million.  $30 million amount includes approximately $8 million for in-line shop space at one shopping center that has yet to be acquired but for which Inland refinanced the developer’s construction loan at a 9.00% interest rate with the intention of acquiring the property at a later date. The anchor space (Cub Foods) at the subject property has been acquired by Inland.

(2) 3/31/03 – 3/31/04 versus 3/31/02 – 3/31/03.

[GRAPHIC]

VISIBLE GROWTH

Visible Growth

Releasing Opportunities, in Conjunction with…

•      Gains through re-leasing and re-tenanting of existing vacant space at market rents

2003 RELEASING AND RETENANTING RENT INCREASES (1)

[CHART]

(1) Based on weighted average rent per square foot, actual cash rent rates signed during FYE 12/31/03.

… Attractive Acquisition Opportunities, will Drive Total Growth

•      Chicagoland investment opportunities:

•      Largest landlord in Chicagoland, but owns less than 8% of retail space (1)

•      Exclusive referrals from Inland Group for properties within a 400-mile radius of Chicago

•      Inland’s weighted average cap rate of 9.74% exceeds the national average of 9.18% over the same time period

•      Potential acquisitions currently being evaluated include ten assets valued at nearly $300 million

•      Most are categorized as principal-to-principal transactions with many repeat customers

PORTFOLIO ACQUISITION HISTORY (2)

[CHART]

(1) Based on 93 million total square feet as reported by REIS.

(2) Does not include properties that have been sold.

Flexible Financing Options Further Enhance Cash Flow …

•                  Near term maturities can be re-funded at lower rates

•                  $80 million of 2004 maturities have already been locked in at 4.04%

DEBT MATURITIES (MMs)

[CHART]

Weighted Average Interest Rates

	2004	2005	2006	2007	2008	There- after
Fixed Rate	6.77%	7.03%	6.30%	6.42%	6.57%	5.59%
Variable Rate	2.40%	2.47%	2.90%	2.90%	NA	NA
Wtd. Avg.	6.53%	6.50%	4.75%	4.81%	6.57%	5.59%

Source: Company filings.

… Culminating in Continued Positive FFO Growth

•                  Expected 2004 performance driven by the following assumptions.

•                  Same Center NOI Growth of 5%

•                  $100 million net acquisitions with 50% leverage

•                  The Company’s 2004 FFO guidance, on a diluted per share basis, is between $1.23 and $1.27.  The midpoint of $1.25 would result in 7.8% growth over 2003 FFO per diluted share of $1.16

FFO GROWTH RATE(1)

[CHART]

(1)  2003-2004 (Peer estimates from First Call as of May 19, 2004).

(2)  $0.35 accretion due to Benderson portfolio acquisition backed out of DDR’s 2004 FFO estimate.

Source: First Call as of 5/5/2004.

[GRAPHIC]

SAFE, ATTRACTIVE DIVIDEND

Safe, Attractive Dividend

Conservative Capital Structure …

•                  Conservative balance sheet provides liquidity and flexibility

DEBT+PREFERRED / TOTAL MARKET CAP(1)

[CHART]

2003 FIXED CHARGE COVERAGE(2)

[CHART]

Source: SNL DataSource.

(1) Assumed midpoint of peer comparables (FRT, PNP, KIM, DDR, REG, WRI, NXL, EQY, HTG) as of May 19, 2004 - 11.2x estimated 2004 FFO multiple multiplied by projected 2004 FFO.  Peer comparables are subject to fluctuation, are based on currently available information, and are not indicative of the value of the Company or its common stock.  There can be no guarantees or assurances that peer comparables accurately reflect the numerous risks and uncertainties of an investment in the Company or its common stock.  Peer comparables are provided for illustrative purposes only and should not be relied upon in determining whether to make an investment in the Company or its common stock.

(2) Based on recurring EBITDA divided by preferred dividends and interest expense.

… and Moderate AFFO Payout Ratio Provide Safety to the IRC Dividend

2004E AFFO Payout Ratio

[CHART]

Source: Peer group AFFO figures compiled by SNL DataSource; Inland AFFO assumes capital expenditure reserves equal to $0.30 per square foot.

(1) $0.35 accretion due to Benderson portfolio acquisition backed out of DDR’s 2004 AFFO estimate.

[GRAPHIC]

STRONG MANAGEMENT AND GOVERNANCE

Strong Management And Governance

Highly Skilled and Committed Management Team …

•                  Deep management team with an average of 25 years experience

Daniel L. Goodwin	Chairman	• Founder and controlling stockholder of the Inland Group
	35 years with Inland	• Mr. Goodwin has over 35 years of real estate experience

Robert D. Parks	President, CEO	• Mr. Parks is a founding stockholder of the Inland Group
	35 years with Inland	• Mr. Parks served as our president from 1994 through June 2000 before assuming the roles of CEO and President in March 2001

Mark E. Zalatoris	Executive VP and COO	• Extensive knowledge of and experience with Inland’s portfolio
	19 years with Inland	• Prior to April 2004, Mr. Zalatoris served as Treasurer and Chief Financial Officer

Brett A. Brown	Chief Financial Officer	• Mr. Brown has extensive public company reporting experience, having 15 years at Great Lakes REIT, most recently SVP – Financial Reporting

David J. Kayner	Secretary, General Counsel	• Prior to joining Inland in September 2001, Mr. Kayner was a partner at the law firm of Piper Marbury Rudnick & Wolfe

D. Scott Carr	President, Inland Commercial Property Management, Inc.	• Mr. Carr has been responsible for overseeing all property management operations since 1994
16 years with Inland

… Who Have Demonstrated a “No Cashout” Track Record …

•                  Management’s 9.8% ownership of IRC links their interests with investor’s (1)

•                  Voluntary 1-year lockup (above industry norm)

(1) Management owns 9.8% of IRC, including options and beneficial ownership.

… And an Emphasis on Solid Corporate Governance

•             Compliant with Sarbanes Oxley and all NYSE listing requirements

•             Directors are up for election each year (no staggered Board)

•             Separated the Chairman and CEO positions

•             No Shareholder Rights Plan

•             A majority vote of Independent Directors required for all acquisition approvals

•             Same auditor since the Company’s inception

Independent Directors

Thomas H. McAuley	Former Chairman and CEO of IRT Property Company, public REIT
Roland W. Burris, Esq.	Former Attorney General of Illinois, former Comptroller of Illinois and currently CEO of Burris & Lebed Consulting LLC
Joel G. Herter	Senior consultant and former managing partner for the accounting firm, Wolf & Company LLP
Heidi N. Lawton	President of Lawton Realty Group, Inc., commercial real estate firm
Joel D. Simmons	Partner of Cohen Financial, real estate finance firm

Conclusions / Investment Highlights

•             Only shopping center REIT focused exclusively on operating within the attractive Mid West / Chicagoland markets

•             Proven track record with consistent bottom line growth

•             Visible growth potential through acquisitions and core portfolio releasing

•             Flexible capital structure provides for growth potential

•             Safe, attractive dividend

•             Seasoned management team with extensive real estate experience

Inland – The Midwest Market Place for Retail Space

•             June 9, 2004 is the date of listing on the NYSE

APPENDIX

Reconciliation of Non-GAAP Financial Metrics

•             Throughout this document, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•             We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings.  We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO.  The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO.  Previously, these losses were excluded from FFO.  The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock.  We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

•             In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP.  We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP.  FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP.  FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•             EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

•             Below, we include a reconciliation of FFO, AFFO and EBITDA to net income, which is the most directly comparable GAAP measure.

(MMs except per share figures)	Q1 2004	2003	2002
Net income	$11.9	$41.9	$39.3
Gain on sale of investment properties	-0.9	-1.3	-1.5
Equity in depreciation of unconsolidated ventures	0.0	0.2	0.1
Amortization on in place lease intangibles	0.3	0.7	0.1
Amortization on leasing commissions	0.2	0.5	0.5
Depreciation, net of minority interest	8.8	33.6	28.0
Funds From Operations	$20.3	$75.5	$66.4
Capital expenditure reserves ($0.30 per SF)	-3.5	-3.5	-3.3
Adjusted Funds From Operations	$16.7	$72.0	$63.1
Net income per share, basic and diluted	$0.18	$0.64	$0.61
Funds From Operations per common share, basic and diluted	$0.31	$1.16	$1.04
Adjusted Funds From Operations per common share, basic and diluted	$0.25	$1.11	$0.99
Weighted average common shares outstanding, basic	65.8	65.1	64.0
Weighted average common shares outstanding, diluted	65.9	65.1	64.0

(MMs except per share figures)	Q1 2004	2003	2002
Net income	$11.9	$41.9	$39.3
Interest expense	10.6	40.0	35.2
Depreciation	8.9	33.9	28.0
Amortization	0.5	1.3	0.6
EBITDA	$32.0	$117.1	$103.0
Net income per share, basic and diluted	$0.18	$0.64	$0.61
EBITDA per common share, basic and diluted	$0.49	$1.80	$1.61
Weighted average common shares outstanding, basic	65.8	65.1	64.0
Weighted average common shares outstanding, diluted	65.9	65.1	64.0

Source: Company filings.